News Release

Investor Contact:

Scott Morris

+1 859.519.3622

smorris@rhinolp.com

Rhino Resource Partners LP Announces

Agreement with Royal Energy Resources, Inc. and

Yorktown Partners LLC

LEXINGTON, KY (September 30, 2016) – Rhino Resource Partners LP (OTCQB: RHNO) (“Rhino” or the “Partnership”) announced today that it has entered into an equity exchange agreement (the “Agreement”) with Royal Energy Resources, Inc. (OTCQB: ROYE) (“Royal”), Rhino Resources Partners Holdings, LLC (“Rhino Holdings”), an entity wholly-owned by certain investment partnerships managed by Yorktown Partners LLC (“Yorktown”), and Rhino GP LLC, the general partner of Rhino.

Investment partnerships managed by Yorktown own substantially all of the outstanding common stock of Armstrong Energy, Inc. (“Armstrong Energy”), a coal producing company with mines located in the Illinois Basin in western Kentucky. The Agreement contemplates that prior to closing, Yorktown will contribute its shares of common stock of Armstrong Energy to Rhino Holdings. At the closing, Rhino Holdings will contribute those shares to Rhino in exchange for 10 million newly issued common units of Rhino. The Agreement also contemplates that Rhino GP, currently owned and controlled by Royal, will issue a 50% ownership of Rhino GP to Rhino Holdings in connection with the issuance of Rhino units for the common stock of Armstrong Energy. Closing of the Agreement is conditioned upon (i) the current bondholders of Armstrong Energy agreeing to restructure their bonds and (ii) Rhino refinancing its current revolving credit agreement with funds from an equity investment into Rhino to be arranged by Rhino Holdings. The Agreement is also subject to other standard closing conditions and required approvals. The parties anticipate the Agreement will be consummated on or before December 31, 2016.

About Rhino Resource Partners LP

Rhino Resource Partners LP is a diversified energy limited partnership that is focused on coal and energy related assets and activities, including energy infrastructure investments. Rhino produces metallurgical and steam coal in a variety of basins throughout the United States. Additional information regarding Rhino is available on its web site – RhinoLP.com.

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About Royal Energy Resources, Inc.

Royal Energy Resources, Inc. is a diversified energy company, with investments and holdings in coal, gas and renewable energy assets in North America. Royal is the majority equity owner of Rhino Resource Partners LP, and its general partner, Rhino GP LLC. Additional information regarding Royal is available on its web site – royalenergy.us.

About Armstrong Energy, Inc.

Armstrong Energy, Inc., through its 100% wholly owned subsidiary Armstrong Coal, is a leading producer of steam coal in the Illinois Basin. Armstrong controls over 550 million tons of proven and probable coal reserves and operates six mines in Western Kentucky. Armstrong ships coal to utilities via rail, truck and barge and has the capability to provide low cost custom blend coal to fuel virtually any electric power plant in the Midwest and Southeast regions of the nation. Additional information regarding Armstrong is available on its web site – www.armstrongenergyinc.com.

About Yorktown Partners LLC

Yorktown Partners LLC is a private investment manager founded in 1991 that invests exclusively in the energy industry. Yorktown has raised 11 private equity funds totaling over $8 billion. The investors in Yorktown’s funds include university endowments, foundations, families, insurance companies and other institutional investors.

Forward Looking Statements

Except for historical information, statements made in this press release are “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Rhino expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on Rhino’s current expectations and beliefs concerning future developments and their potential effect on Rhino’s business, operating results, financial condition and similar matters. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Rhino will turn out as Rhino anticipates. Whether actual results and developments in the future will conform to expectations is subject to significant risks, uncertainties and assumptions, many of which are beyond Rhino’s control or ability to predict. Therefore, actual results and developments could materially differ from Rhino’s historical experience, present expectations and what is expressed, implied or forecast in these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: Rhino’s inability to obtain additional financing necessary to fund its capital expenditures, meet working capital needs and maintain and grow its operations or its inability to obtain alternative financing upon the expiration of its credit facility; Rhino’s future levels of indebtedness, liquidity and compliance with debt covenants; volatility and recent declines in the price of Rhino’s common units; sustained depressed levels of or decline in coal prices, which depend upon several factors such as the supply of domestic and foreign coal, the demand for domestic and foreign coal, governmental regulations, price and availability of alternative fuels for electricity generation and prevailing economic conditions; declines in demand for electricity and coal; current and future environmental laws and regulations, which could materially increase operating costs or limit Rhino’s ability to produce and sell coal; extensive government regulation of mine operations, especially with respect to mine safety and health, which imposes significant actual and potential costs; difficulties in obtaining and/or renewing permits necessary for operations; the availability and prices of competing electricity generation fuels; a variety of operating risks, such as unfavorable geologic conditions, adverse weather conditions and natural disasters, mining and processing equipment unavailability, failures and unexpected maintenance problems and accidents, including fire and explosions from methane; poor mining conditions resulting from the effects of prior mining; the availability and costs of key supplies and commodities such as steel, diesel fuel and explosives; fluctuations in transportation costs or disruptions in transportation services, which could increase competition or impair Rhino’s ability to supply coal; a shortage of skilled labor, increased labor costs or work stoppages; Rhino’s ability to secure or acquire new or replacement high-quality coal reserves that are economically recoverable; material inaccuracies in Rhino’s estimates of coal reserves and non-reserve coal deposits; existing and future laws and regulations regulating the emission of sulfur dioxide and other compounds, which could affect coal consumers and reduce demand for coal; federal and state laws restricting the emissions of greenhouse gases; Rhino’s ability to acquire or failure to maintain, obtain or renew surety bonds used to secure obligations to reclaim mined property; Rhino’s dependence on a few customers and its ability to find and retain customers under favorable supply contracts; changes in consumption patterns by utilities away from the use of coal, such as changes resulting from low natural gas prices; changes in governmental regulation of the electric utility industry; Rhino’s ability to successfully diversify its operations into other non-coal natural resources; disruption in supplies of coal produced by contractors operating Rhino’s mines; defects in title in properties that Rhino owns or losses of any of its leasehold interests; Rhino’s ability to retain and attract senior management and other key personnel; material inaccuracy of assumptions underlying reclamation and mine closure obligations; and weakness in global economic conditions.

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Other factors that could cause Rhino’s actual results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Rhino undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, unless required by law.

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